Derivative Liability	12 Months Ended
Jun. 30, 2013
Notes
Derivative Liability

NOTE 7– DERIVATIVE LIABILITY

On July 31, 2012 and October 23, 2012, the Company issued convertible promissory notes in the amounts of $42,500 and $22,500, respectively.  The loans becomes convertible 180 days after date of the note into shares of the Company’s common stock at a rate of 55% multiplied by the market price, which is the average of the lowest three (3) trading prices for the common stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date.

In accordance with AC 815, the Company has bifurcated the conversion feature of the note and recorded a derivative liability.

The Company uses the Black-Scholes option pricing model to value the derivative liability.  Included in the model are the following assumptions: stock price at valuation date of $0.02, exercise price of $0.011 - $0.0083, dividend yield of zero, years to maturity of 0.21 – 0.26, a risk free rate of 0.04% - 0.05%, and annualized volatility of 240% - 252%. The Company recognized a derivative expense of $11,646 upon recording of the derivative liabilities.  The notes were fully discounted and the $65,000 discount was amortized as of June 30, 2013.

ASC 815 requires Company management to assess the fair market value of certain derivatives at each reporting period and recognize any change in the fair market value as another income or expense item.  The Company’s only asset or liability measured at fair value on a recurring basis is its derivative liability associated with the above convertible debt.  During the year ended June 30, 213, the Company recorded a derivative liability of $81,022 in relation to the two aforementioned promissory notes. As of June 30, 2013, both promissory notes were completely converted into shares of common stock and the Company wrote off $76,646 of the derivative liability to additional paid in capital.